EXHIBIT 10.3

RIOTX HOLDINGS INC.

SUBSCRIPTION AGREEMENT

PLEASE READ CAREFULLY BEFORE SIGNING

ALL SUBSCRIPTIONS ARE SUBJECT TO WRITTEN ACCEPTANCE BY THE BOARD OF DIRECTORS (THE “BOARD”). ALL INFORMATION REQUIRED TO BE PROVIDED HEREIN BY SUBSCRIBERS FOR DETERMINING THEIR QUALIFICATIONS TO ACQUIRE AN EQUITY INTEREST WILL BE KEPT STRICTLY CONFIDENTIAL.

To:

goNumerical Ltd.

Ladies and Gentlemen:

The undersigned understands that RiotX Holdings Inc., a Delaware corporation (the “Company”), is issuing shares of its common stock (the “Shares”) to the undersigned as consideration for the license to be granted under that certain Software License and Services Agreement, dated as of even date herewith, by and between the Company and the undersigned (the “License Agreement”).  This issuance is made pursuant to (i) the Offering Memorandum of the Company, dated August 2018 (as amended from time to time, the “Memorandum”), (ii) the Amended and Restated Stockholders Agreement, by and among the Company and its stockholders (the “Stockholders Agreement”), (iii) the charter and bylaws of the Company, each as in effect as of the date hereof (collectively with the Stockholders Agreement, the “Constituent Documents”), and (iv) this subscription agreement (this “Subscription Agreement,” and collectively with the Memorandum and the Constituent Documents, the “Offering Documents”). The undersigned further understands that the issuance is being made without registration of the Shares under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction, and is being made only to “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act).

1.

Subscription for Shares.  Subject to the terms and conditions hereof and the provisions of the Offering Documents, the undersigned hereby irrevocably subscribes for and will be issued the number of Shares set forth on the signature page hereto, with the rights and obligations set forth in the Offering Documents, as amended from time to time in accordance with their terms.  The issuance will be contingent upon the undersigned delivering to the Company (i) a fully-executed and completed copy of the signature page hereto, (ii) a completed questionnaire set forth as Exhibit A hereto (the “Questionnaire”), (iii) an executed copy of that certain Joinder, in substantially the form attached hereto as Schedule A, and (iv) any other documentation requested by the Company.  In connection therewith, the undersigned hereby agrees to become an “Other Stockholder” (as defined in the Stockholders Agreement) and be bound by all applicable representations, warranties, covenants and obligations set forth and described in the Offering Documents. The undersigned acknowledges that the Shares will be subject to the transfer restrictions set forth in the Offering Documents.

2.

Acceptance of Subscription.  It is understood and agreed that the Board shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized representative of the Company and delivered to the undersigned at the Closing (as defined below). Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any Shares to any person who is a resident of a jurisdiction in which the issuance of Shares to such person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as, “State Securities Laws”). In addition, the undersigned understands that notwithstanding anything to the contrary set forth in the Stockholders Agreement, or any rights the undersigned may eventually have under the other Constituent Documents, under no circumstances will the undersigned hold an aggregate equity interest in the Company in excess of 9.99% without the prior written consent of the Board. If the Company determines, in its sole discretion, not to accept an additional subscription in whole or in part, all subscription monies paid by the undersigned not so accepted will be promptly returned to the undersigned without interest. The undersigned agrees that, upon the acceptance of this subscription by the Board, the undersigned shall become a stockholder of the Company. The undersigned agrees to promptly furnish the Board with any information requested by the Board to assist it in determining whether to accept this subscription. The undersigned agrees to execute and deliver such other documents and instruments, and take such other actions, as may reasonably be required by the Board to carry out the terms of this Subscription Agreement and consummate the subscription contemplated hereby.

3.

The Closing. The Shares shall be issued upon the Company’s return to the undersigned of an executed copy of the “Acceptance” form attached hereto (the “Closing”).

4.

Representations and Warranties.  To induce the Company to accept this Subscription Agreement, the undersigned hereby represents, warrants and covenants to the Company as follows:

A.

The undersigned acknowledges that (i) the undersigned has been furnished with the Offering Documents, and (ii) all risks factors and disclosures contained in the Form 10-K (for the year ended December 31, 2017, including all amendments related thereto) for Riot Blockchain, Inc., a Nevada corporation (“Riot Blockchain”), a copy of which can be obtained at www.sec.gov/edgar or on Riot Blockchain’s website at https://ir.riotblockchain.com/sec-filings, are incorporated by reference into the Memorandum. The undersigned confirms that the undersigned carefully has read and understands these documents and has made such further investigation of the Company as the undersigned deemed was appropriate to obtain additional information to verify the accuracy of such materials and to evaluate the merits and risks of this investment. The undersigned acknowledges that the undersigned has had the opportunity to ask questions of, and receive answers from, the Board and persons acting on its and the Company’s behalf, concerning the terms and conditions of the Shares and such documents, and all such questions have been answered to the undersigned’s full satisfaction.

B.

The undersigned understands that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any jurisdiction and cannot be disposed of unless subsequently registered and/or qualified, or an exemption from such registration and qualification requirements is available, under the Securities Act and other applicable securities laws and the provisions of the Offering Documents, as applicable, have been complied with.

C.

The undersigned understands that neither the U.S. Securities and Exchange Commission nor any other federal or state agency has recommended, approved or endorsed an acquisition of the Shares as an investment or passed on the accuracy or adequacy of the Offering Documents.

D.

The undersigned is in a financial position to afford to hold the Shares indefinitely, the undersigned’s financial condition being such that the undersigned is not presently under (and does not contemplate any future) necessity or constraint to dispose of the Shares to satisfy any existing or contemplated debt or undertaking.

E.

The undersigned recognizes that the Company is a highly speculative venture involving a high degree of financial risk, and the undersigned can bear the economic risk of losing the undersigned’s entire investment in the Shares.

F.

The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth, and the undersigned’s investment in the Shares will not cause the undersigned’s overall commitment to such investments to become excessive. The undersigned is familiar with the nature of, and risks attendant to, investments in securities of the type being subscribed for and has determined that the acquisition of the Shares is consistent with the undersigned’s investment objectives. The undersigned has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Company and making an informed investment

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decision with respect thereto. The undersigned is able to bear the substantial economic risks of an investment in the Shares and can afford a complete loss of its investment.

G.

The undersigned confirms that the undersigned is acquiring the Shares for investment only and not with a view to, or for resale in connection with, any distribution or public offering thereof.

H.

The undersigned confirms that the Shares were not offered to the undersigned by any means of general solicitation or general advertising, and that no representations, warranties or written communications with respect to the Shares were made to the undersigned, and in entering into this transaction the undersigned is not relying upon any information other than that contained in the Offering Documents and the results of the undersigned’s own independent investigation.

I.

The undersigned understands that there are substantial restrictions on the transferability of the Shares; the undersigned has no rights to require the Shares to be registered under the Securities Act or the securities laws of any state; there currently is no, and it is anticipated that there will never be any, public market for the Shares; it may not be possible for the undersigned to liquidate the undersigned’s investment in the Company; and, accordingly, the undersigned may have to hold the Shares and bear the economic risk of this investment indefinitely.

J.

The execution, delivery and performance of this Subscription Agreement have been duly authorized by the undersigned and do not require the undersigned to obtain any consent or approval that has not been obtained and do not contravene or result in a default under any provision of any law or regulation applicable to the undersigned or other governing documents or any agreement or instrument to which the undersigned is a party or by which the undersigned is bound. This Subscription Agreement and the Stockholders Agreement are valid, binding and enforceable against the undersigned in accordance with their respective terms.

K.

The determination of the undersigned to acquire the Shares has been made by the undersigned independent of any statements or opinions as to the advisability of such acquisition or as to the business, prospects or condition (financial or otherwise) of the Company made or given by any other person.  None of the Company, the Board or any of their respective representatives or affiliates have made any such statements to the undersigned.

L.

If the undersigned is an individual, the undersigned has the legal capacity and authority to execute, deliver and perform the undersigned’s obligations under this Subscription Agreement. If the undersigned is a trust or other entity, the person executing this Subscription Agreement has the full power and authority to execute and deliver this Subscription Agreement on behalf of the subscribing trust or entity, as applicable; and such trust or entity is duly formed and organized, validly existing, and in good standing under the laws of its jurisdiction of formation, and such trust or entity is authorized by its governing documents to execute, deliver and perform its obligations under this Subscription Agreement and to become a stockholder of the Company.

M.

The undersigned is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act.

N.

The undersigned acknowledges that it must depend entirely upon its own advisors for tax advice concerning an investment in the Company, that the Company has not provided any information on tax matters, and that any information provided to the undersigned by, or on behalf of, the Company is not to be construed as tax advice to the undersigned from the Company or counsel to the Company. The undersigned will rely solely on its own advisors and not on any statements or representations of the Company or any of its agents and understands that the undersigned (and not the Company) shall be responsible for the undersigned’s own tax liability that may arise as a result of this investment or the transactions contemplated by the Constituent Documents.

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O.

The undersigned hereby agrees that this subscription is irrevocable and that the representations and warranties set forth in this Subscription Agreement shall survive the acceptance hereof by the Board.

P.

(i) The undersigned is not, and is not acting on behalf of, (a) an “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), (b) a “plan” (as defined in Section 4975(e)(1) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”)), (c) a “governmental plan” (as defined in Section 3(32) of ERISA), (d) an annuity described in Section 403(b) of the Code, (e) a Keogh Plan covering only a self-employed individual, or (f) a self-directed account established pursuant to an employee benefit plan; and (ii) each of (a) the execution of this Subscription Agreement, (b) the performance by the parties hereto of actions required hereby, (c) the issuance of the Shares, and (d) the holding of the Shares by the undersigned, in each case, is not and will not cause or result in a non-exempt prohibited transaction as described in Section 406 of ERISA or Section 4975 of the Code.

Q.

If the undersigned is (i) acting as trustee, agent, representative or disclosed nominee for another person, or (ii) an entity (other than a publicly-traded company listed on an organized exchange (or a subsidiary or a pension fund of such a company)) based in a FATF-Compliant Jurisdiction1) investing on behalf of underlying investors (including a fund-of-funds), (a) the undersigned has established the identity of all of its beneficial owners, and has procedures in place that are reasonably designed to ensure that the beneficial owners are not Prohibited Investors (as defined below), and (b) to the best of the undersigned’s knowledge and belief after due inquiry, neither its beneficial owners, nor any person controlling, controlled by, or under common control with the undersigned or the beneficial owners, nor any person having a beneficial or economic interest in the undersigned or the beneficial owners, is a Prohibited Investor and the undersigned is not investing and will not invest in the Company on behalf or for the benefit of any Prohibited Investor. “Prohibited Investor” means (x) a person whose name appears on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control or (y) a Foreign Shell Bank.2

5.

Reliance on Representations and Warranties.  The undersigned understands the meaning of the representations and warranties contained in this Subscription Agreement and in the Questionnaire to Prospective Offerees attached hereto as Schedule B(the “Suitability Questionnaire”) and understands and acknowledges that the Company and the Board are relying upon the representations and warranties contained in this Subscription Agreement and in the Suitability Questionnaire in determining whether the offering is eligible for exemption from the registration requirements contained in the Securities Act and in determining whether to accept the subscription tendered hereby.  The undersigned represents and warrants that the information contained in this Subscription Agreement and in the Suitability Questionnaire is true and correct as of the date hereof, and agrees to notify immediately the Board of any changes in such information. The undersigned hereby agrees to indemnify and hold harmless the Company, its stockholders and the Board from and against any and all losses, damages, expenses, liabilities or reasonable attorneys’ fees (including attorneys’ fees and expenses incurred in a securities or other action in which no judgment in favor of the undersigned is rendered) due to or arising out of a breach of any representation or warranty of the undersigned, whether contained in the Stockholders Agreement, this Subscription Agreement or the Suitability Questionnaire.

———————

1

“FATF-Compliant Jurisdiction” is a jurisdiction that (i) is a member in good standing of FATF and (ii) has undergone two rounds of FATF mutual evaluations. “FATF” means the Financial Action Task Force on Money Laundering.

2

“Foreign Shell Bank” means a Foreign Bank without a Physical Presence in any country, but does not include a Regulated Affiliate. “Foreign Bank” means an organization that (i) is organized under the laws of a non-U.S. country, (ii) engages in the business of banking, (iii) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations, (iv) receives deposits to a substantial extent in the regular course of its business, and (v) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a non-U.S. bank. “Physical Presence” means a place of business that is maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank (i) employs one or more individuals on a full-time basis, (ii) maintains operating records related to its banking activities and (iii) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities. “Regulated Affiliate” means a Foreign Shell Bank that (i) is an affiliate of a depository institution, credit union, or Foreign Bank that maintains a Physical Presence in the United States or a non-U.S. country, as applicable, and (ii) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or Foreign Bank.

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6.

Survival of Representations and Warranties.  In the event that this subscription is accepted, the undersigned agrees that the representations, warranties and agreements set forth in this Subscription Agreement and in the Suitability Questionnaire shall survive the acceptance of this subscription.

7.

Assignability.  The undersigned agrees not to transfer or assign this Subscription Agreement or any interest of the undersigned herein. This Subscription Agreement and the representations and warranties contained herein shall be binding upon the heirs, executors, administrators, and other successors of the undersigned and this Subscription Agreement shall inure to the benefit of and be enforceable by the Company.

8.

Applicable Law.  This Subscription Agreement shall be construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

9.

Entire Agreement; Amendment.  This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, may be amended only by a writing executed by all of the parties, and supersedes any prior agreement between the parties with respect to the subject matter hereof.

10.

Legal Representation.  The undersigned acknowledges and agrees that Katten Muchin Rosenman LLP has acted as legal counsel to the Company in connection with this issuance of the Shares and that such firm has in the past and may from time to time in the future render services to the Company and its subsidiaries and other affiliates.  The undersigned further acknowledges and agrees that such firm may also, in the future, render services to the Company with respect to activities other than the offer and sale of an equity interest of the Company. The undersigned understands that Katten Muchin Rosenman LLP is not representing the undersigned or any other prospective investor in connection with this issuance.

[Remainder of Page Intentionally Left Blank. Signature Page Follows.]

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RIOTX HOLDINGS INC.

  Subscription Agreement

SIGNATURE PAGE

The undersigned hereby subscribes, effective upon the acceptance of this subscription by the Board, for 549,390 Shares.

goNumerical Ltd.

___________________

_______________________

Print Name of Individual, Trust or Entity

Social Security No./Tax ID No.

Date of Birth (if Individual)

509 King Street West, Unit 400

__________________________________________

___________________________________

__________________________________________

___________________________________

__________________________________________

    Residential Address (if applicable)

 Mailing Address (if different)

Type of Ownership (Initial One)

____  Individual

____  Trust

X  Entity

The undersigned warrants that he/she/it has full power and authority to execute this Subscription Agreement.

By:

/s/ Cole Diamond

(Signature)

Title:

CEO

(If Trust or Entity)

Date:

_______________________________________

Name: goNumerical Ltd.

RIOTX HOLDINGS INC.
 Subscription Agreement

ACCEPTANCE

The undersigned, representing the Board of RIOTX HOLDINGS INC.,hereby accepts the foregoing subscription, effective as of _____________, 2018, on behalf of the Company. This subscription shall not be binding until accepted on behalf of the Company and shall become effective as of the date of the Board’s confirmation of such acceptance, upon the terms set forth in Section 2 of the Subscription Agreement.

RIOTX HOLDINGS INC.

By:

/s/ John O’Rourke

(Signature)

Name:

John O’Rourke

Title:

Director

SCHEDULE A

RIOTX HOLDINGS INC.

FORM OF JOINDER

See Attached.

JOINDER TO THE AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

OF

RIOTX HOLDINGS INC.

_________________, 2018

Reference is made to that certain Amended and Restated Stockholders Agreement of RiotX Holdings Inc., a Delaware corporation (the “Corporation”), effective as of August 6, 2018 (as amended and in effect from time to time, the “Stockholders Agreement”), by and among those persons who execute the Stockholders Agreement from time to time. Except as otherwise indicated, capitalized terms used herein are defined as set forth in the Stockholders Agreement.

Pursuant to that certain (i) Software License and Services Agreement, dated as of even date herewith (the “License Agreement”), by and between the Corporation and goNumerical Ltd., a corporation incorporated under the Federal laws of Canada (“Coinsquare”), and (ii) Subscription Agreement, dated as of even date herewith, by and between the Company and Coinsquare (the “Subscription Agreement”), Coinsquare shall be issued 549,390 shares of common stock of the Corporation (the “Issued Shares”), representing 9.90% of the total number of issued and outstanding shares of the Corporation as of the date hereof (the “Coinsquare Issuance”).

In connection with the Coinsquare Issuance, the parties acknowledge and agree to the following:

1.

Notwithstanding anything to the contrary set forth in the Stockholders Agreement or in this Joinder, for so long as Coinsquare is a Stockholder, Coinsquare shall have all of the rights as if Coinsquare was the Principal Stockholder, including, without limitation, (a) the right to exercise the tag-along rights set forth in Section 4.1 of the Stockholders Agreement, and (b) the right of participation and post-issuance notice right set forth in Section 5 of the Stockholders Agreement.

2.

Coinsquare acknowledges and agrees that under no circumstances will Coinsquare (together with its affiliates) be permitted to hold an aggregate equity or voting interest in the Company in excess of 9.99% without the prior written consent of the Board.

3.

Coinsquare, in consideration of the Coinsquare Issuance, and in order to become an Other Stockholder of the Corporation, hereby (i) agrees, in addition to the terms set forth above, to become a party to and be bound by all covenants and obligations of, and be subject to all terms and conditions applicable to, an Other Stockholder under the Stockholders Agreement, and (ii) acknowledges and agrees that, without limiting the generality of the foregoing, the Issued Shares shall be subject to the terms, conditions and restrictions applicable thereto as set forth in the Stockholders Agreement.

4.

Effective as of the date hereof, Coinsquare shall become an Other Stockholder of the Corporation, and acknowledges that, as of the date hereof, the books and records of the Corporation shall be amended accordingly. This Joinder shall become a part of the Stockholders Agreement immediately upon execution.

5.

This Joinder shall be governed by the internal law, not taking the law of conflicts, of the State of Delaware.  Any disputes with respect to this Joinder shall be governed pursuant to the terms of the Stockholders Agreement.  This Joinder, the Stockholders Agreement and the Subscription Agreement represent the entire agreement and understanding between the parties hereto concerning the matters addressed herein, and no statement, inducement, representation, warranty or covenant with respect to the subject matter hereof by any party hereto, or by any agent or representative of any party hereto, that is not contained in such documents, shall be valid or relied upon by, or binding between the parties hereto. This Joinder supersedes and replaces any and all prior agreements, understandings, discussions, negotiations or proposals between the parties concerning the same. This Joinder may be executed in one or more electronic counterparts which, when taken together, shall constitute one and the same instrument.

 [Remainder of Page Intentionally Left Blank; Signature Page Follows.]

IN WITNESS WHEREOF, the undersigned have executed this Joinder effective as of the date first written above.

GONUMERICAL LTD. By _________________________________ Name: ______________________________ Title: _______________________________

ACCEPTED AND AGREED:
RiotX Holdings Inc. By: __________________________________ Name: John O’Rourke Title: President

SCHEDULE B

RIOTX HOLDINGS INC.

QUESTIONNAIRE TO PROSPECTIVE OFFEREES

See Attached.

Name:_________________

PART I - TO BE COMPLETED BY ALL SUBSCRIBERS

In order to induce the Company to permit the subscriber to acquire the Shares, the undersigned hereby represents as follows:

1.

To ensure that the Shares are being acquired pursuant to an appropriate exemption from registration under applicable federal and State Securities Laws, the undersigned is furnishing certain additional information by checking all boxes below preceding any statement below that is applicable to the undersigned.

The undersigned certifies that the information contained in each of the following checked statements (to be checked by the subscriber only if applicable) is true and correct and hereby agrees to notify the Board of any changes that should occur in such information prior to the Board’s acceptance of any subscription.

A.

[ ]

The undersigned is a natural person who has a net worth or joint net worth with that person’s spouse as of the date hereof in excess of $1,000,000. For purposes of calculating net worth, (i) the undersigned’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the undersigned’s primary residence, up to the estimated fair market value of the primary residence as of the date hereof, shall not be included as a liability (except that if the amount of such indebtedness outstanding as of the date hereof exceeds the amount outstanding 60 days before the date hereof, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the undersigned’s primary residence in excess of the estimated fair market value of the primary residence as of the date hereof shall be included as a liability.

B.

[ ]

The undersigned is a natural person who has an income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has reasonable expectation of reaching the same income level in the current year.

C.

 [ ]

The undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the Securities Act.

D.

[ ]

The undersigned is a corporation, Massachusetts or similar business trust, a partnership, a limited liability company or similar organization not formed for the specific purpose of making this investment, with total assets in excess of $5,000,000.

E.

[ ]

The undersigned is an entity in which all of the equity owners are “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act).

2.

Check the statement below if applicable:

[ ]

Under penalties of perjury, the undersigned represents, warrants and certifies that the undersigned is not a foreign person as defined in Section 1446(e) of the Internal Revenue Code of 1986, as amended, and that the undersigned will notify the Board within sixty (60) days of a change to foreign status.

THE SUBSCRIBER ALSO MUST COMPLETE EITHER PART II, PART III, OR PART IV OF THIS SUITABILITY QUESTIONNAIRE.

Name:_________________

PART II - TO BE COMPLETED BY INDIVIDUALS

In order to induce the Company and the Board to permit the subscriber to acquire the Shares, I hereby represent as follows:

1.

My full name, primary residence address and telephone number are:

Name: ______________________________________________

Address: ____________________________________________

Telephone: __________________________________________

2.

My social security number is: ___________________

2

Name:_________________

PART III - TO BE COMPLETED BY TRUSTS

1.

Name of the Subscriber:____________________________________________________________________
_______________________________________________________________________________________

2.

(a)

Address of the Subscriber:__________________________________________________________

(b)

Does the Subscriber have substantial amounts of assets in any other country?  ____ Yes ____ No

If “Yes”, which state(s)?

___________________________________________________________________________

(c)

Telephone, facsimile (if any) number and e-mail address of the Subscriber:

Telephone:

__________________

Facsimile:

__________________

E-Mail Address:

__________________

3.

Place and Date of Trust Agreement:_____________________

Taxpayer Identification Number of the Subscriber:  ___________________

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PART IV - TO BE COMPLETED BY ENTITIES (OTHER THAN TRUSTS)

1.

Name of the Subscriber:____________________________________________________________________

_______________________________________________________________________________________

2.

(a)

Address of the Subscriber:__________________________________________________________

(b)

Does the Subscriber have substantial amounts of assets in any other country?  ____ Yes ____ No

If “Yes”, which country/countries? ___________________________________________________

(c)

Telephone, facsimile (if any) number and e-mail address of the Subscriber:

Telephone:

__________________

Facsimile:

__________________

E-Mail Address:

__________________

3.

Entity Type of the Subscriber (check appropriate type and provide requested information):

[ ]

Corporation (Date and Country of Incorporation): ___________________________________________

[ ]

Limited partnership or limited liability company (Country where formed and date of organization):

___________________________________________________________________________________

[ ]

Other (Describe): _____________________________________________________________________

4.

Primary Business of the Subscriber: __________________________________________________________

5.

Is Subscriber’s principal place of business located in the country of its formation?  ____ Yes ____ No

If “No,” state where the principal place of business of the Subscriber is located: _______________________

6.

Is the Subscriber subject to any legal constraints, or is the individual executing this questionnaire on behalf of the Subscriber, aware of any reason which may preclude or limit the Subscriber’s participation in any potential investment by the Company?  ____ Yes ____ No

If “Yes,” please explain:  __________________________________________________________________

_______________________________________________________________________________________

_______________________________________________________________________________________

7.

Does this investment constitute over 40% of the Subscriber’s assets or committed capital? ____ Yes ____ No

8.

Was the Subscriber organized specifically for acquiring Shares of the Company? ____ Yes ____ No

9.

Do the Subscriber’s organizational documents permit this investment? ____ Yes ____ No

[END OF QUESTIONNAIRE]

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